UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2018
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 West Plumeria Drive
San Jose, CA 95134
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 3, 2018, A10 Networks, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria outlined in Section 802.01E of the NYSE Listed Company Manual, given the Company has not timely filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”).

As reported by the Company in its Form 12b-25 filed with the SEC on March 19, 2018 (the “Form 12b-25”), the Company was unable to file the Form 10-K within the prescribed time period without unreasonable effort or expense. The extension period provided under Rule 12b-25 expired on April 2, 2018. As disclosed in the Form 12b-25, the Company did not expect to file the Form 10-K by the prescribed due date allowed pursuant to Rule 12b-25. Accordingly, the Company anticipated receiving the aforementioned notice from the NYSE.

The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from April 2, 2018 to file the Form 10-K with the SEC. The Company can regain compliance with the NYSE’s continued listing requirements at any time prior to such date by filing the Form 10-K with the SEC. If the Company fails to file the Form 10-K by the NYSE’s six-month compliance deadline, then the NYSE may grant, at its sole discretion, a further extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if the circumstances warrant.

A copy of the press release relating to this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
99.1	Press Release, issued on April 6, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A10 NETWORKS, INC.
By: /s/ Tom Constantino
Name:	Tom Constantino
Title:	Executive Vice President and Chief Financial Officer

Date: April 6, 2018